UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                        Current Report
               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):
                       April 18, 2007


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its charter)


    New Jersey       1-3215          22-1024240

(State or other    Commission    (I.R.S. Employer
jurisdiction       File Number)  Identification No.)
of incorporation)


 One Johnson & Johnson Plaza, New Brunswick, New Jersey 08933

           (Address of principal executive offices)
                          (zip code)

Registrant's telephone number including area code:
                       (732) 524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


Item 2.02 Results of Operations and Financial Condition

On April 17, 2007, the Company issued supplemental tables of sales of key products/franchises to its press release announcing the Company's sales and earnings for the first quarter ended
April  1,  2007.   These tables appear in Exhibit  99.1  to  this
report and are incorporated herein by reference. In addition, the press release reported operational sales growth rates on a pro forma basis to include the net impact of the acquisition of Pfizer Consumer Healthcare. A presentation of these pro forma operational sales rates and the as reported operational sales growth rates appears in Exhibit 99.2 to this report and is incorporated herein by reference.


Item 7.01 Regulation FD Disclosure.

On April 17, 2007, during the first quarter 2007 earnings conference call with the investment community, the Company raised 2007 full year adjusted earnings per share guidance to a range of
$4.02-$4.07*.    This  guidance  reflects  the  Company's   solid
financial  performance in the first quarter  of  2007,  continued
cost  control  and the impact from its financing  strategy.   The
guidance includes the impact of the dilutive effect, excluding in-process research & development, of the acquisition of Conor
Medsystems,  Inc.,  which was completed in  February  2007.   The
Company also increased guidance for 2007 full year operational sales growth to between 12.0% and 12.5%.

*Adjusted earning per share excludes in-process research and development charges, as well as other special items.

(This report contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Johnson & Johnson's expectations and projections. Risks and uncertainties include general industry conditions and competition; economic conditions, such as interest rate and currency exchange rate fluctuations; technological advances and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approvals; domestic and foreign health care reforms and governmental laws and regulations; and trends toward health care cost containment. A further list and description of these risks, uncertainties and other factors can be found in Exhibit 99 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006. Copies of this Form 10-K, as well as subsequent filings, are available online at www.sec.gov or on request from Johnson & Johnson. Johnson & Johnson does not undertake to update any forward-looking statements as a result of new information or future events or developments.)


Item 9.01 Financial Statements and Exhibits

Exhibit No.    Description

99.1      Sales of Key Products/Franchises 1Q 2007

99.2      Presentation of Pro Forma Operational Sales Growth Rates



                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              JOHNSON & JOHNSON
                              (Registrant)


Date: April 18, 2007         By: /s/ Stephen J. Cosgrove
                                 Stephen J. Cosgrove
                                 Controller
                                 (Principal Accounting Officer)